UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): March 14, 2011

Bowl America Incorporated
(Exact name of registrant as specified in its charter)

MARYLAND	0-1830	54-0646173
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6446 Edsall Road, Alexandria, Virginia  22312
 (Address of principal executive offices (zip code))

(703) 941-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 5.02   Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director. On March 14, 2011, A. Joseph Levy provided notice to the Company of his resignation from the Board of Directors of Bowl America Incorporated (the “Company”), effective as of March 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED

By:    /s/ Leslie H. Goldberg
Leslie H. Goldberg
President

Dated:  March 15, 2011